UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2022

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	TRTN PRE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 26, 2022, Triton International Limited (the “Company”) held its 2022 Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on (i) the election of 10 directors to serve on the Company’s Board of Directors until the 2023 Annual General Meeting of Shareholders or until their respective successors are elected and qualified, (ii) an advisory vote to approve the compensation of the Company’s Named Executive Officers, and (iii) the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and the authorization of the Audit Committee to determine the independent auditors' remuneration, all of which are described in the Company’s proxy statement for the Annual Meeting. The voting results at the Annual Meeting were as follows:

Proposal 1: The Company's shareholders elected each of the following directors:

Nominee	Votes For	Votes Against	Abstained	Broker Non-Votes
Brian M. Sondey	41,438,582	1,291,334	341,572	8,588,026
Robert W. Alspaugh	42,804,487	201,696	65,305	8,588,026
Malcolm P. Baker	42,820,540	182,632	68,316	8,588,026
Annabelle Bexiga	42,801,899	207,632	61,957	8,588,026
Claude Germain	41,940,396	1,058,879	72,213	8,588,026
Kenneth Hanau	42,813,118	185,740	72,630	8,588,026
John S. Hextall	42,014,000	991,300	66,188	8,588,026
Niharika Ramdev	42,802,330	197,876	71,282	8,588,026
Robert L. Rosner	41,090,327	1,471,847	509,314	8,588,026
Simon R. Vernon	42,898,028	107,059	66,401	8,588,026

Proposal 2: The Company's shareholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers:

Votes For	Votes Against	Abstained	Broker Non-Votes
41,382,189	1,528,456	160,843	8,588,026

Proposal 3: The Company's shareholders approved the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 and authorized the Audit Committee to determine the independent auditors' remuneration:

Votes For	Votes Against	Abstained	Broker Non-Votes
50,482,369	1,087,225	89,920	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: April 28, 2022	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary